US Securities and Exchange Commission

Washington, DC 20549

Form 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 26, 2002

PERFICIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15169	74-2853258
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

7600-B North Capital of Texas Highway, Suite 340, Austin, Texas 78731
(Address of principal executive offices)

(512) 531-6000
(Issuer’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 26, 2002, we consummated the acquisition of Primary Webworks, Inc. d/b/a Vertecon, Inc. (“Vertecon”), a Missouri corporation through the merger of Vertecon, with and into our wholly-owned subsidiary, Perficient Vertecon, Inc., a Delaware corporation.  Perficient Vertecon, Inc. is the surviving corporation to the merger.

We acquired Vertecon for an aggregate purchase price of approximately $3,383,000, subject to certain post-closing adjustments. The purchase price consists of 1,994,586 shares of our common stock (of which approximately 551,985 shares are being held in escrow for disposition by the escrow agent in accordance with the terms of the Agreement and Plan of Merger (the “Vertecon Merger Agreement”), dated September 30, 2001, by and among Perficient, Inc., Vertecon, Perficient Vertecon, Inc. and certain shareholders of Vertecon), the assumption of outstanding Vertecon options and direct acquisition costs.  The shares of common stock issued in connection with the merger were ascribed a value of $1.44 per share, which was the average closing price of our common stock at the public announcement of the transaction on October 3, 2001 (for financial reporting purposes).  A copy of the Vertecon Merger Agreement  was previously filed with the Securities and Exchange Commission on November 15, 2001 as an Appendix to our Registration Statement on Form S-4 and Preliminary Proxy Statement and is incorporated herein by reference as Exhibit 10.1.

Prior to the acquisition, the assets of Vertecon were used to provide Internet consulting services to its customers.  We intend to continue such uses for the assets of Vertecon.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Vertecon Merger Agreement, a copy of which was previously filed with the Securities and Exchange Commission and is incorporated herein by reference as Exhibit 10.1.

On April 26, 2002, we consummated the acquisition of Javelin Solutions, Inc. (“Javelin”), a Minnesota corporation, through the merger of Javelin with and into our wholly-owned subsidiary, Perficient Javelin, Inc., a Delaware corporation.  Perficient Javelin, Inc. is the surviving corporation to the merger.

We acquired Javelin for an aggregate purchase price of approximately $5,772,000, subject to certain post-closing adjustments. The purchase price consists of 2,216,255 shares of our common stock (of which approximately 1,108,127 shares are being held in escrow for disposition by the escrow agent in accordance with the terms of the Agreement and Plan of Merger (the “Javelin Merger Agreement”), dated October 26, 2001, by and among Perficient, Inc., Javelin and Perficient Javelin, Inc. and the shareholders of Javelin), $1,500,000 in non-interest bearing promissory notes, the assumption of outstanding Javelin options and direct acquisition costs.  A portion of these notes with an aggregate principal amount of $1,000,000 (subject to reduction based on defined working capital requirements of Javelin at closing) are payable in four equal annual installments.  In addition, notes with an aggregate principal amount of $500,000 (all unpaid installments of these notes issued to certain employee shareholders are subject to forfeiture upon the termination of such employee shareholder for any reason during the two year period following the closing) are payable in eight quarterly instalments.  The net present value of these notes is estimated to be $1,298,000 based on an assumed interest rate of 7.5% (for financial reporting purposes).  The shares of common stock issued in connection with the merger were ascribed a value of $1.70 per share, which was the average closing price of our common stock at the public announcement of the transaction on October 29, 2001 (for financial reporting purposes).  A copy of the Javelin Merger Agreement was previously filed with the Securities and Exchange Commission on November 15, 2001 as an Appendix to our Registration Statement on Form S-4 and Preliminary Proxy Statement and is incorporated herein by reference as Exhibit 10.2.

Prior to the acquisition, the assets of Javelin were used to provide Internet consulting services to its customers.  We intend to continue such use for the assets of Javelin.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Javelin Merger Agreement, a copy of which was previously filed with the Securities and Exchange Commission and is incorporated herein by reference as Exhibit 10.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)           FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                See Index to Financial Statements and Pro Forma Information below.

                The historical financial statements of Vertecon as of and for the years ended December 31, 2000 and 2001 were previously filed on March 27, 2002, as part of Amendment No. 3 to our Registration Statement on Form S-4 (File No. 333-73466) and are incorporated herein by reference.

                The historical financial statements of Javelin as of and for the years ended December 31, 2000 and 2001 were previously filed on March 27, 2002, as part of Amendment No. 3 to our Registration Statement on Form S-4 (File No. 333-73466) and are incorporated herein by reference.

(b)                                  PRO FORMA FINANCIAL INFORMATION

See Index to Financial Statements and Pro Forma Information below.

The pro forma financial information for Perficient after giving effect to the acquisitions of Vertecon and Javelin were previously filed on March 27, 2002, as part of Amendment No. 3 to our Registration Statement on Form S-4 (File No. 333-73466) and are incorporated herein by reference.

(c)                                  EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1.*

Agreement and Plan of Merger, dated as of September 30, 2001, by and among Perficient, Inc., Perficient Vertecon, Inc., Primary Webworks, Inc. d/b/a Vertecon, Inc., and certain shareholders of Vertecon, Inc.

Exhibit 10.2.*	Agreement and Plan of Merger, dated as of October 26, 2001, by and among Perficient, Inc., Perficient Javelin, Inc., Javelin Solutions, Inc. and the shareholders of Javelin Solutions, Inc.

Exhibit 23.1	Consent of KPMG LLP

Exhibit 23.2	Consent of Wipfli Ullrich Bertelson LLP

Exhibit 23.3	Consent of Wipfli Ullrich Bertelson LLP

*                                         Previously filed with the Securities and Exchange Commission as an Appendix to our Registration Statement on Form S-4 (File No. 333-73466) filed November 15, 2001 and incorporated herein by reference.

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

Primary Webworks, Inc. d/b/a Vertecon, Inc. (An Acquired Business of Perficient, Inc.) **

Report of Independent Auditors

Balance Sheets at December 31, 2000 and 2001

Statements of Operations for the years ended December 31, 2000 and 2001

Statements of Changes in Stockholders’ Equity for the years ended December 31, 2000 and 2001

Statements of Cash Flows for the years ended December 31, 2000 and 2001

Notes to Financial Statements

Javelin Solutions, Inc. (An Acquired Business of Perficient, Inc.) **

Report of Independent Auditors

Balance Sheets at December 31, 2000 and 2001

Statements of Operations for the years ended December 31, 2000 and 2001

Statements of Changes in Stockholders’ Equity for the years ended December 31, 2000 and 2001

Statements of Cash Flows for the years ended December 31, 2000 and 2001

Notes to Financial Statements

Pro Forma Financial Information ***

Unaudited Pro Forma Condensed Consolidated Balance Sheet

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

**                                  The audited, historical financial statements for the fiscal years required by Item 7 were previously filed with the Securities and Exchange Commission on March 27, 2002, as part of Amendment No. 3 to Form S-4 (File No. 333-73466) and are incorporated herein by reference.

***                           The pro forma financial information required by Item 7 were previously filed with the Securities and Exchange Commission on March 27, 2002, as part of Amendment No. 3 to our Registration Statement on Form S-4 (File No. 333-73466) and are incorporated herein by reference.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERFICIENT, INC.
Dated May 9, 2002
/s/ Matthew Clark
Matthew Clark
Chief Financial Officer
Dated May 9, 2002